Exhibit 10.27A

Confidential Treatment Requested by Tesla Motors, Inc.

AMENDMENT NO. 1 TO SUPPLY AGREEMENT BETWEEN

TESLA MOTORS, INC.

AND

SANYO ELECTRIC CO., LTD. MOBILE ENERGY COMPANY & SANYO ENERGY

(USA) CORPORATION

* * * * * * * * * * *

This shall serve as Amendment No. 1 to the Supply Agreement, effective as of February 1, 2007 (“Agreement”) between Sanyo Electric Co., Ltd. Mobile Energy Company & Sanyo Energy (USA) Corporation (“Sanyo”) and Tesla Motors, Inc. (“Tesla”).

NOW THEREFORE, the parties to the Agreement have agreed as follows:

1. Section 8 (a) of the Supply Agreement (“Payment Terms”) is hereby amended in its entirety by replacing the existing language with the following: “Payment for items shall be made within [***] from the date of valid invoice. Tesla is authorized by SANYO to make payments under the Supply Agreement by either check or electronic fund transfer, and SANYO shall provide Tesla with the information necessary for electronic funds capability.”

2. Attachment 1 of the Supply Agreement (“List of Items, Pricing Mechanism, and Lead Time”) is hereby amended in its entirety by replacing the existing language with the following:

“Lithium Ion Cells, Part Number: [***] (Tesla P/N: 01-000819-00)

	FOB Japan		CIF Bangkok
Quantity			AIR		Reefer		Dry Container
[***]	$	[***]	$	[***]	$	[***]	$	[***]
[***]	$	[***]	$	[***]	$	[***]	$	[***]

Lead-Time [***] ARO with the following conditions:

a)	Tesla will provide rolling monthly forecasts for Tesla’s anticipated requirements for the next six (6) months, with firm orders for the [***] month requirement. The forecasts for months [***] through [***] of each rolling forecast will be non-binding and are for planning purposes only.

b)	No battery cell allocation exists at Sanyo that is caused by component or material supply limitations beyond Sanyo’s reasonable control.

c).	If cell allocation exists at Sanyo, then Tesla’s firm orders will cover the required lead time. For example, current lead time (June 2007) is understood to be [***], and therefore, Tesla agrees to extend the firm orders to cover the [***] month requirements. This current cell allocation condition is expected to continue at least through September 30, 2007. The forecast for months [***] through [***] of each rolling forecast will be non-binding and are for planning purposes only.

[***]	Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Confidential Treatment Requested by Tesla Motors, Inc.

Price: After [***] cells are purchased by Tesla, based upon accumulated volume of part numbers, including and not limited to [***], [***], [***], [***] or any other Lithium Ion Cells, Sanyo’s price will drop in accordance with the price matrix shown above. For example, the reefer per unit price will drop from $[***] to $[***] each, CIF Bangkok.

Special Price Conditions:

a)	Notwithstanding any of the foregoing, from May 29, 2007, to September 30, 2007, an additional Material Price Adjustment (MPA) of $[***] will be added to the price of each cell on the price matrix shown above.

b)	In calendar Q4/2007, the MPA will be further reviewed between the two companies and the parties may agree, in writing, to continue the MPA at a mutually acceptable amount.

c)	The MPA will be removed when the average 3-months [***] price reaches $[***]/lb or less, as reflected by the Metal Bulletin of London.

3. This Amendment No. 1 shall be effective as of May 29, 2007, and shall expire per Section 2b of the Supply Agreement (“Scope of Agreement; Term”).

4. As hereinabove amended, the Agreement will remain in full force and effect. All other provisions of the Agreement not amended herein shall continue in accordance with their terms as set forth in the Agreement. The Agreement, as so amended, may not be further amended or modified except in writing signed by duly authorized signatories of both parties.

Agreed to:		Agreed to:
Tesla Motors, Inc.		Sanyo Electric Co., Ltd.
Mobile Energy Company

/s/ Thomas E. Colson		/s/ Yoshimuro Nakatari
(Signature)		(Signature)

Name:	Thomas E. Colson	Name:	Yoshimuro Nakatari

Title:	VP-Manufacturing	Title:	Executive V.P.

Date:	13 July 07	Date:	7/2/2007
	(Month spelled out)		(Month spelled out)

Tesla Motors, Inc.		Sanyo Energy (USA) Corporation
1050 Bing Street		2600 Network Blvd, Suite 600
San Carlos, California 94070		Frisco, Texas 75034

[***]	Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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